UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 12, 2007
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                              Appleton Papers Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                            333-82084                 36-2556469
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin          54912-0359
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         (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    920-734-9841

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial
Condition

      On November 12, 2007, Appleton Papers Inc. issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibit Number: 99.1    Description: Press Release Dated November 12, 2007

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2007                 Appleton Papers Inc.

                                        By/s/  Jeff Fletcher
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                                               Controller


Exhibit: Number: 99.1         Description: Press Release Dated November 12, 2007